                                                                    EXHIBIT 99.2

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS

Boston Chicken, Inc. Pro Forma Financial Statements Giving Effect to the
 Acquisition of Market Partners, L.L.C., BC Equity Funding, L.L.C. and
 Certain Area Developers of Boston Chicken, Inc.
  Unaudited Pro Forma Consolidated Statement of Operations for the fiscal
   year ended December 28, 1997..........................................   F-2
  Unaudited Pro Forma Consolidated Balance Sheet as of December 28, 1997.   F-3
  Notes to Unaudited Pro Forma Consolidated Financial Statements.........   F-5

           UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF
           BOSTON CHICKEN, INC. GIVING EFFECT TO THE ACQUISITION OF
            MARKET PARTNERS, L.L.C., BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.

  The pro forma consolidated financial information for Boston Chicken, Inc. (the "Company") gives effect to the merger of Market Partners, L.L.C. ("Market Partners") and BC Equity Funding, L.L.C. ("BC Equity Funding") into BCI Acquisition Sub, L.L.C., a wholly-owned subsidiary of the Company and the conversion of the Company's loans to the area developers of the Company which have preferred equity investments from Market Partners and BC Equity Funding and have waived the moratorium on their loan conversion (collectively, the "Merger and loan conversions"). The adjusted pro forma consolidated financial information for the Company gives effect to the Merger and loan conversion and the conversion of the Company's loan to BC Great Lakes, L.L.C. ("BC Great Lakes"), which loan was converted by the Company in March 1998. The pro forma consolidated financial statements of the Company are based upon the assumptions set forth in the accompanying notes to such statements. The pro forma balance sheet assumes the transactions occur as of December 28, 1997 and the pro forma results of operations assume the transactions occured at the beginning of the period presented. The pro forma financial information does not reflect provisions totalling $260.1 million for additional asset impairment recorded by the Company for the quarter ended April 19, 1998. The pro forma financial statements should be read in conjunction with the related historical financial statements and are not necessarily indicative of the results that would have actually occurred had the transactions been consummated on the date or the period indicated or which may occur in the future.

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
         GIVING EFFECT TO THE ACQUISITION OF MARKET PARTNERS, L.L.C.,
                           BC EQUITY FUNDING, L.L.C.
              AND CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.
                     FOR THE YEAR ENDED DECEMBER 28, 1997
                     (in thousands, except per share data)

                                   BC Equity   Market
                        Boston     Funding    Partners,  Total Area   Pro Forma                       BC Great     Pro Forma
                     Chicken, Inc.  L.L.C.     L.L.C.    Developers  Adjustments     Pro Forma      Lakes, L.L.C. Adjustments
                     ------------- ---------  ---------  ----------  -----------     ---------      ------------- -----------
Revenue:
 Stores............    $ 261,077   $    --    $    --    $ 546,559                    $807,636        $123,545
 Royalties and
 franchise related
 fees..............      117,857        --         --          --     $  (6,827)(2)     65,562             --      $(10,210)(15)
                                                                        (45,468)(6)
 Interest income...       83,434        --         --          --        (2,900)(2)     47,435             --        (9,623)(15)
                                                                        (33,099)(6)
                       ---------   --------   --------   ---------    ---------      ---------        --------     --------
   Total revenue...      462,368        --         --      546,559      (88,294)       920,633         123,545      (19,833)
Costs and Expenses:
 Cost of products
 sold..............       94,736        --         --      208,108                     302,844          47,928
 Salaries and
 benefits..........      109,424        --         --      187,385                     296,809          37,841
 General and
 administrative....      292,534         52        158     284,431          286 (2)    517,076          60,282       (9,523)(15)
                                                                        (46,436)(6)                                  (2,881)(16)
                                                                        (13,949)(7)
 Provision for
 store closures....          --         --         --       63,501          --          63,501           3,245          --
 Provision for
 loan losses.......      128,000        --         --          --       (76,420)(8)     51,580             --
 Losses of Boston
 Chicken, Inc.'s
 area developers...       49,352        --         --          --        10,413 (2)     16,959             --
                                                                        (42,806)(4)
                       ---------   --------   --------   ---------    ---------      ---------        --------     --------
   Total costs and
   expenses........      674,046         52        158     743,425     (168,912)     1,248,769         149,296      (12,404)
                       ---------   --------   --------   ---------    ---------      ---------        --------     --------
Loss from
Operations.........     (211,678)       (52)      (158)   (196,866)      80,618       (328,136)        (25,751)      (7,429)
Other Income
(Expense):
 Investment
 income............          --          14     10,618         --       (10,516)(5)        116             --
 Interest expense,
 net...............      (38,209)       --         --      (41,130)      40,421 (6)    (38,918)         (9,711)       9,623 (15)
 Gain on issuances
 of subsidiary's
 stock.............          192        --         --          --                          192             --
 Other income
 (expense), net....        1,603        --         --       (8,363)     (10,674)(6)    (17,434)         (1,819)
 Unrealized
 depreciation on
 investments.......          --     (25,465)   (17,575)        --        43,040 (3)        --              --
                       ---------   --------   --------   ---------    ---------      ---------        --------     --------
   Total other
   income
   (expense):......      (36,414)   (25,451)    (6,957)    (49,493)      62,271        (56,044)        (11,530)       9,623
                       ---------   --------   --------   ---------    ---------      ---------        --------     --------
Loss Before Income
Taxes and Minority
Interest...........     (248,092)   (25,503)    (7,115)   (246,359)     142,889       (384,180)        (37,281)       2,194
Income Tax Benefit.        8,415        --         --          --         4,700 (10)    13,115             --
Minority Interest
in Losses of
Subsidiaries.......       15,785        --         --          --        19,297 (9)     35,082             --         4,354 (17)
                       ---------   --------   --------   ---------    ---------      ---------        --------     --------
Net Loss...........     (223,892)   (25,503)    (7,115)   (246,359)     166,886       (335,983)        (37,281)       6,548
Dividends on
Preferred Stock....          --         --         --          --       (13,163)(12)   (13,163)            --
                       ---------   --------   --------   ---------    ---------      ---------        --------     --------
Net Loss Applicable
to Common Stock....    $(223,892)  $(25,503)  $ (7,115)  $(246,359)   $ 153,723      $(349,146)       $(37,281)    $  6,548
                       =========   ========   ========   =========    =========      =========        ========     ========
Basic Loss Per
Share..............    $   (3.32)                                                    $   (5.03)(13)
                       =========                                                     =========
Diluted Loss Per
Share..............    $   (3.32)                                                    $   (5.03)(13)
                       =========                                                     =========
Weighted Average
Number of Common
Shares Outstanding:
 Basic.............       67,339                                          3,500 (11)    70,839
                       =========                                      =========      =========
 Diluted...........       67,339                                          3,500 (11)    70,839
                       =========                                      =========      =========
                     Adjusted
                     Pro Forma
                     ----------
Revenue:
 Stores............  $ 931,181
 Royalties and
 franchise related
 fees..............     55,352
 Interest income...     37,812
                     ----------
   Total revenue...  1,024,345
Costs and Expenses:
 Cost of products
 sold..............    350,772
 Salaries and
 benefits..........    334,650
 General and
 administrative....    564,954
 Provision for
 store closures....     66,746
 Provision for
 loan losses.......     51,580
 Losses of Boston
 Chicken, Inc.'s
 area developers...     16,959
                     ----------
   Total costs and
   expenses........  1,385,661
                     ----------
Loss from
Operations.........   (361,316)
Other Income
(Expense):
 Investment
 income............        116
 Interest expense,
 net...............    (39,006)
 Gain on issuances
 of subsidiary's
 stock.............        192
 Other income
 (expense), net....    (19,253)
 Unrealized
 depreciation on
 investments.......        --
                     ----------
   Total other
   income
   (expense):......    (57,951)
                     ----------
Loss Before Income
Taxes and Minority
Interest...........   (419,267)
Income Tax Benefit.     13,115
Minority Interest
in Losses of
Subsidiaries.......     39,436
                     ----------
Net Loss...........   (366,716)
Dividends on
Preferred Stock....    (13,163)
                     ----------
Net Loss Applicable
to Common Stock....  $(379,879)
                     ==========
Basic Loss Per
Share..............  $   (5.46)
                     ==========
Diluted Loss Per
Share..............  $   (5.46)
                     ==========
Weighted Average
Number of Common
Shares Outstanding:
 Basic.............     70,839
                     ==========
 Diluted...........     70,839
                     ==========

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
         GIVING EFFECT TO THE ACQUISITION OF MARKET PARTNERS, L.L.C.,
 BC EQUITY FUNDING, L.L.C. AND CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.
                               DECEMBER 28, 1997
                                (in thousands)


                                   BC
                       Boston    Equity   Market
                      Chicken,  Funding, Partners, Total Area  Pro Forma                    B.C. Great    Pro Forma
                        Inc.     L.L.C.   L.L.C.   Developers Adjustments       Pro Forma  Lakes, L.L.C. Adjustments
                     ---------- -------- --------- ---------- -----------      ----------- ------------- -----------
       ASSETS
       ------
Current Assets:
  Cash and cash
   equivalents...... $   90,559 $   230   $   494   $  1,590  $  (10,000)(11)  $    82,873    $   --
  Accounts
   receivable, net..     13,894     --        --         --       (7,237)(6)         6,657        --      $ (1,195)(15)
  Inventories.......     16,132     --        --      11,000                        27,132      2,337
  Prepaid expenses
   and other current
   assets...........      1,436       1         3      2,384                         3,824        126
  Deferred income
   taxes............      2,353     --        --         --                          2,353        --
                     ---------- -------   -------   --------  ----------       -----------    -------     --------
    Total Current
     Assets.........    124,374     231       497     14,974    (17,237)           122,839      2,463       (1,195)
Property and
 Equipment, net.....    530,582     --        --     207,466    (62,478)(14)       675,570     51,356      (14,559)(18)
Investments in
 Boston Chicken,
 Inc. Area
 Developers.........        --   50,841    57,928        --     (108,769)(14)          --         --
Notes Receivable,
 net................    609,175     --        --         --     (363,600)(14)      245,575        --      (112,677)(18)
Deferred Financing
 Costs, net.........     24,570     --        --         --          --             24,570        --
Goodwill, net.......    639,364     --        --      81,335     334,377 (14)    1,055,076     19,445       75,249 (18)
Other Assets, net...     77,062      43       285      6,709        (328)(11)       83,771      1,151
                     ---------- -------   -------   --------  ----------       -----------    -------     --------
    Total Assets.... $2,005,127 $51,115   $58,710   $310,484  $ (218,035)      $ 2,207,401    $74,415     $(53,182)
                     ========== =======   =======   ========  ==========       ===========    =======     ========
                      Adjusted
                     Pro Forma
                     ----------
       ASSETS
       ------
Current Assets:
  Cash and cash
   equivalents...... $   82,873
  Accounts
   receivable, net..      5,462
  Inventories.......     29,469
  Prepaid expenses
   and other current
   assets...........      3,950
  Deferred income
   taxes............      2,353
                     ----------
    Total Current
     Assets.........    124,107
Property and
 Equipment, net.....    712,367
Investments in
 Boston Chicken,
 Inc. Area
 Developers.........        --
Notes Receivable,
 net................    132,898
Deferred Financing
 Costs, net.........     24,570
Goodwill, net.......  1,149,770
Other Assets, net...     84,922
                     ----------
    Total Assets.... $2,228,634
                     ==========

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
         GIVING EFFECT TO THE ACQUISITION OF MARKET PARTNERS, L.L.C.,
 BC EQUITY FUNDING, L.L.C. AND CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.
                         DECEMBER 28, 1997 (CONTINUED)
                                (in thousands)

                                                      BC
                                         Boston     Equity   Market
                                        Chicken,   Funding, Partners, Total Area  Pro Forma                   B.C. Great
                                          Inc.      L.L.C.   L.L.C.   Developers Adjustments     Pro Forma   Lakes, L.L.C.
                                       ----------  -------- --------- ---------- -----------     ----------  -------------
    LIABILITIES AND
 SOCKHOLDERS'/PARTNERS'/T
    MEMBERS' EQUITY
       (DEFICIT)
------------------------
  Current Liabilities:
    Accounts payable..                 $   33,205  $   --    $   --    $ 14,998   $  (3,538)(6)  $   44,665     $ 3,034
    Accrued expenses..                     85,207      --        --      57,300      (4,112)(14)    134,696       9,977
                                                                                     (3,699)(6)
    Other current
     liabilities......                     14,119      --        --         --                       14,119         --
                                       ----------  -------   -------   --------   ---------      ----------     -------
      Total Current
       Liabilities....                    132,531      --        --      72,298     (11,349)        193,480      13,011
  Deferred Franchise
   Revenue............                      5,723      --        --         --       (3,265)(14)      2,458         --
  Convertible
   Subordinated Debt--
   Boston Chicken,
   Inc................                    417,020      --        --         --                      417,020         --
  Convertible
   Subordinated Debt--
   Einstein/Noah Bagel
   Corp...............                    125,000      --        --         --                      125,000         --
  Liquid Yield Option
   Notes..............                    197,442      --        --         --                      197,442         --
  Senior Term Loan--
   Einstein/Noah Bagel
   Corp...............                     24,000      --        --         --                       24,000         --
  Long-Term Debt......                        --       --        --     508,391    (503,406)(14)      4,985     112,677
  Deferred Income
   Taxes..............                      2,353      --        --         --          --            2,353         --
  Other Noncurrent
   Liabilities........                     44,753      --        --      11,892         (21)(14)     56,624       2,173
  Mandatorily
   Redeemable
   Preferred Stock....                        --       --        --         --       82,905 (11)     82,905         --
  Minority Interests..                    253,630      --        --         --       28,237 (14)    281,867         --
  Stockholders'/Partners'/Members'
   Equity/Deficit:                                                          --
    Preferred stock...                        --       --        --         --                          --          --
    Common stock......                        714      --        --         --           35 (11)        749         --
    Additional paid-in
     capital..........                    918,266      --        --         --       16,557 (11)    934,823         --
    Partners'/Members'
     equity (deficit).                        --    51,115    58,710   (282,097)    282,097 (14)        --      (53,446)
                                                                                   (109,825)(11)
    Accumulated
     deficit..........                   (116,305)     --        --         --                     (116,305)        --
                                       ----------  -------   -------   --------   ---------      ----------     -------
      Total Equity
       (Deficit)......                    802,675   51,115    58,710   (282,097)    188,864         819,267     (53,446)
                                       ----------  -------   -------   --------   ---------      ----------     -------
      Total
       Liabilities and
       Stockholders'/Partners'/Members'
       Equity
       (Deficit)......                 $2,005,127  $51,115   $58,710   $310,484   $(218,035)     $2,207,401     $74,415
                                       ==========  =======   =======   ========   =========      ==========     =======
                                        Pro Forma       Adjusted
                                       Adjustments     Pro Forma
                                       --------------- -----------
    LIABILITIES AND
 SOCKHOLDERS'/PARTNERS'/T
    MEMBERS' EQUITY
       (DEFICIT)
------------------------
  Current Liabilities:
    Accounts payable..                  $   (381)(15)  $   47,318
    Accrued expenses..                      (814)(15)     142,673
                                          (1,186)(18)
    Other current
     liabilities......                                     14,119
                                       --------------- -----------
      Total Current
       Liabilities....                    (2,381)         204,110
  Deferred Franchise
   Revenue............                      (455)(18)       2,003
  Convertible
   Subordinated Debt--
   Boston Chicken,
   Inc................                                    417,020
  Convertible
   Subordinated Debt--
   Einstein/Noah Bagel
   Corp...............                                    125,000
  Liquid Yield Option
   Notes..............                                    197,442
  Senior Term Loan--
   Einstein/Noah Bagel
   Corp...............                                     24,000
  Long-Term Debt......                  (112,677)(18)       4,985
  Deferred Income
   Taxes..............                                      2,353
  Other Noncurrent
   Liabilities........                                     58,797
  Mandatorily
   Redeemable
   Preferred Stock....                                     82,905
  Minority Interests..                     8,885 (18)     290,752
  Stockholders'/Partners'/Members'
   Equity/Deficit:
    Preferred stock...                                        --
    Common stock......                                        749
    Additional paid-in
     capital..........                                    934,823
    Partners'/Members'
     equity (deficit).                    53,446 (18)         --
    Accumulated
     deficit..........                                   (116,305)
                                       --------------- -----------
      Total Equity
       (Deficit)......                    53,446          819,267
                                       --------------- -----------
      Total
       Liabilities and
       Stockholders'/Partners'/Members'
       Equity
       (Deficit)......                  $(53,182)      $2,228,634
                                       =============== ===========

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS GIVING EFFECT TO THE
     ACQUISITION OF MARKET PARTNERS, L.L.C, BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.

 1. The following details the financial position and results of operations of the Boston Chicken area developers acquired in the accompanying pro forma balance sheet and statement of operations (in thousands):

                                                    BC
                      P&L Food    BC       BCE    Golden      Finest       BC         BC      B.C.B.M.  BC Tri- R&A Food
                      Services, Boston,   West,    Gate,   Foodservice, Superior, Heartland, Southwest, States, Services,
      ASSETS           L.L.C.    L.P.     L.P.    L.L.C.      L.L.C.     L.L.C.     L.L.C.      L.P.    L.L.C.    L.P.
      ------          --------- -------  -------  -------  ------------ --------- ---------- ---------- ------- ---------
Current Assets:
 Cash and cash
 equivalents.......    $   390  $   --   $    96  $   171    $   --      $   --     $   92    $   710   $     8  $   123
 Inventories.......      1,168    1,115      912    1,152      1,512         855       368      1,472       345    2,101
 Prepaid expenses
 and other current
 assets............        240      264      263      382        341          36        11        170       116      561
                       -------  -------  -------  -------    -------     -------    ------    -------   -------  -------
   Total Current
   Assets..........      1,798    1,379    1,271    1,705      1,853         891       471      2,352       469    2,785
Property and
Equipment, net.....     28,074   20,726   15,668   24,189     19,700      14,352     8,047     25,690    14,455   36,565
Goodwill, net......      1,694    5,800    2,976    3,225     20,010      20,089       --         --     27,541      --
Other Assets, net..        366      115      213    1,116        900         340       275        317       677    2,390
                       -------  -------  -------  -------    -------     -------    ------    -------   -------  -------
   Total Assets....    $31,932  $28,020  $20,128  $30,235    $42,463     $35,672    $8,793    $28,359   $43,142  $41,740
                       =======  =======  =======  =======    =======     =======    ======    =======   =======  =======
LIABILITIES AND PARTNERS'/MEMBERS' EQUITY (DEFICIT)
---------------------------------------------------
Current
Liabilities:
 Accounts payable..    $ 1,322  $   973  $   233  $ 2,221    $ 1,978     $ 1,205    $  222    $ 1,885   $ 1,124  $ 3,835
 Accrued expenses..      4,515    2,958    4,036    3,669      9,314      15,630       995      3,655     1,690   10,838
                       -------  -------  -------  -------    -------     -------    ------    -------   -------  -------
   Total Current
   Liabilities.....      5,837    3,931    4,269    5,890     11,292      16,835     1,217      5,540     2,814   14,673
Long-Term Debt.....     49,675   46,687   43,338   49,993     78,121      46,968     7,623     54,754    38,012   93,220
Other Noncurrent
Liabilities........        528      741      765    1,866      2,228         905       295      2,665       --     1,899
Partners'/Members'
Equity (Deficit)...    (24,108) (23,339) (28,244) (27,514)   (49,178)    (29,036)     (342)   (34,600)    2,316  (68,052)
                       -------  -------  -------  -------    -------     -------    ------    -------   -------  -------
   Total
   Liabilities and
   Partners'/Members'
   Equity..........    $31,932  $28,020  $20,128  $30,235    $42,463     $35,672    $8,793    $28,359   $43,142  $41,740
                       =======  =======  =======  =======    =======     =======    ======    =======   =======  =======
                      Total Area
      ASSETS          Developers
      ------          ----------
Current Assets:
 Cash and cash
 equivalents.......    $  1,590
 Inventories.......      11,000
 Prepaid expenses
 and other current
 assets............       2,384
                      ----------
   Total Current
   Assets..........      14,974
Property and
Equipment, net.....     207,466
Goodwill, net......      81,335
Other Assets, net..       6,709
                      ----------
   Total Assets....    $310,484
                      ==========
LIABILITIES AND PARTNERS'/MEMBERS' EQUITY (DEFICIT)
---------------------------------------------------
Current
Liabilities:
 Accounts payable..    $ 14,998
 Accrued expenses..      57,300
                      ----------
   Total Current
   Liabilities.....      72,298
Long-Term Debt.....     508,391
Other Noncurrent
Liabilities........      11,892
Partners'/Members'
Equity (Deficit)...    (282,097)
                      ----------
   Total
   Liabilities and
   Partners'/Members'
   Equity..........    $310,484
                      ==========

                             BOSTON CHICKEN, INC.

    NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS GIVING EFFECT TO THE
     ACQUISITION OF MARKET PARTNERS, L.L.C, BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.

                                                       BC
                     P&L Food      BC       BCE      Golden      Finest       BC          BC      B.C.B.M.  BC Tri-   R&A Food
                     Services,  Boston,    West,     Gate,    Foodservice, Superior,  Heartland, Southwest, States,   Services,
                      L.L.C.      L.P.      L.P.     L.L.C.      L.L.C.     L.L.C.      L.L.C.      L.P.     L.L.C.     L.P.
                     ---------  --------  --------  --------  ------------ ---------  ---------- ---------- --------  ---------
Revenue............  $ 54,677   $ 58,307  $ 60,511  $ 59,268    $ 67,953   $ 40,274    $15,631    $ 71,796  $ 12,007  $106,135
Costs and Expenses:
 Cost of products
 sold..............    21,015     22,281    22,490    22,241      27,168     15,678      6,172      27,306     4,409    39,348
 Salaries and
 benefits..........    17,795     17,294    21,278    18,671      23,446     16,337      5,371      23,894    10,972    32,327
 General and
 administrative....    25,442     28,150    29,075    34,932      43,690     26,102      6,694      33,358     3,154    53,834
 Provision for
 store closures....     4,229      2,735     2,688     4,967      12,327     23,972        --        2,939       697     8,947
                     --------   --------  --------  --------    --------   --------    -------    --------  --------  --------
   Total costs and
   expenses........    68,481     70,460    75,531    80,811     106,631     82,089     18,237      87,497    19,232   134,456
                     --------   --------  --------  --------    --------   --------    -------    --------  --------  --------
Loss from
Operations.........   (13,804)   (12,153)  (15,020)  (21,543)    (38,678)   (41,815)    (2,606)    (15,701)   (7,225)  (28,321)
Other Income
(Expense):
 Interest expense,
 net...............    (4,123)    (4,036)   (4,078)   (3,754)     (5,971)    (3,978)      (388)     (4,467)   (2,242)   (8,093)
 Other income
 (expense), net....      (841)    (1,555)    1,103    (3,266)     (1,445)       697        468        (871)   (5,439)    2,786
                     --------   --------  --------  --------    --------   --------    -------    --------  --------  --------
   Total other
   income
   (expense).......    (4,964)    (5,591)   (2,975)   (7,020)     (7,416)    (3,281)        80      (5,338)   (7,681)   (5,307)
                     --------   --------  --------  --------    --------   --------    -------    --------  --------  --------
Net Loss...........  $(18,768)  $(17,744) $(17,995) $(28,563)   $(46,094)  $(45,096)   $(2,526)   $(21,039) $(14,906) $(33,628)
                     ========   ========  ========  ========    ========   ========    =======    ========  ========  ========
                       Total
                        Area
                     Developers
                     -----------
Revenue............  $ 546,559
Costs and Expenses:
 Cost of products
 sold..............    208,108
 Salaries and
 benefits..........    187,385
 General and
 administrative....    284,431
 Provision for
 store closures....     63,501
                     -----------
   Total costs and
   expenses........    743,425
                     -----------
Loss from
Operations.........   (196,866)
Other Income
(Expense):
 Interest expense,
 net...............    (41,130)
 Other income
 (expense), net....     (8,363)
                     -----------
   Total other
   income
   (expense).......    (49,493)
                     -----------
Net Loss...........  $(246,359)
                     ===========

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      GIVING EFFECT TO THE ACQUISITION OF
            MARKET PARTNERS, L.L.C., BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.

 2. As a result of the acquisition of Market Partners and BC Equity Funding and the moratorium on converting the Company's loan to BC Northwest, L.P. ("BC Northwest"), the Company recognizes, in a single line item on its consolidated statement of operations, the net losses of BC Northwest for the entire fiscal year. The Company continues to charge BC Northwest royalties, franchise and related fees and interest, but the Company no longer recognizes these payments as revenue. As a result, BC Northwest's net losses recognized by the Company have been correspondingly reduced by the amount of royalties, franchise and related fees and interest not recognized by the Company. The Company has also not recognized the reimbursement of general and administrative expenses by BC Northwest.

 3. To eliminate the unrealized depreciation recognized on Market Partners' and BC Equity Funding's investments. In lieu of recording the change in the investments' market value, the Company either recognizes the operations of the area developers in which Market Partners and BC Equity Funding have preferred equity investments (See note 2) or, as a result of the loan conversions, consolidates their results of operations.

 4. To eliminate the losses of the Boston Chicken area developers which had been recognized by the Company. As a result of the loan conversions, in lieu of recording the area developers' losses in a single line item on the statement of operations, the Company has consolidated their results of operations.

 5. To eliminate the investment income earned from the area developers in which Market Partners and BC Equity Funding have preferred equity investments. In lieu of recognizing the investment income, the Company either recognizes the operations of the area developers in which Market Partners and BC Equity Funding have preferred equity investments (See note
    2) or, as a result of the loan conversions, consolidates their results of operations.

 6. To eliminate intercompany transactions between the Company, Market Partners, BC Equity Funding and the Boston Chicken area developers.

 7. To amortize goodwill resulting from the conversions over a 35-year period and adjust depreciation on assets acquired based upon their estimated fair market value.

 8. To reverse the provision for loan losses for the area developers whose loans are being converted. In lieu of such loan losses, the pro forma financial statements reflect the net losses of the area developers.

 9. To allocate the portion of the area developers' losses applicable to the minority interests.

10. To adjust the income tax benefit as a result of the consolidated loss.

11. To record the issuance, at estimated market value, the consideration for the acquisition of Market Partners and BC Equity Funding and adjust acquired assets to their estimated market value. The estimated market value of the common stock was based upon the market value of the Company's common stock measured over a period of time prior to and after the agreement in principle to acquire BCEF and Market Partners was reached and publicly announced. The estimated market value of the series A exchangeable preferred stock was determined based upon a discounted cash flow analysis of the dividend and principle payments of the instrument. The analysis utilized a discount rate equal to the yield of the Company's publicly-traded debentures measured over a period of time prior to and after the agreement in principle to acquire BCEF and Market Partners was reached and publicly announced.

12. To record the dividend on the series A exchangeable preferred stock issued in the transaction.

13. The net loss has been increased by $7.0 million in the calculation of basic and diluted loss per share as a result of the accretion of the series A exchangeable preferred stock to its redemption value.

                     BOSTON CHICKEN, INC. AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      GIVING EFFECT TO THE ACQUISITION OF
            MARKET PARTNERS, L.L.C., BC EQUITY FUNDING, L.L.C. AND
                CERTAIN AREA DEVELOPERS OF BOSTON CHICKEN, INC.

14. To record the conversion of the outstanding balance of the convertible secured loans and elimination of the nonconvertible loans from the Company to the area developers (reflected as $503.4 million on the balance sheet of the area developers and reflected as $363.6 million on the balance sheet of the Company), record acquired assets and liabilities at their estimated fair market value, and recognize the minority interests in the area developers. Additionally, the $108.8 million investment in the area developers by Market Partners and BC Equity Funding is eliminated as the area developers are now accounted for on a consolidated basis.

15. To eliminate intercompany transactions between the Company and BC Great
    Lakes.

16. To amortize goodwill resulting from the conversions over a 35-year period and adjust depreciation on assets acquired based upon their estimated fair market value.

17. To allocate the portion of BC Great Lakes' losses applicable to the minority interests.

18. To record the conversion of the $112.7 million outstanding balance of the convertible secured loan, record acquired assets and liabilities at their estimated fair market value, and recognize the minority interest in BC Great Lakes.